UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 4, 2015, Intrexon Corporation, a Virginia corporation (“Intrexon”) completed the acquisition of Oxitec Limited (“Oxitec”), a company incorporated in England and Wales (the “Acquisition”), pursuant to the terms of the Agreement for the Acquisition of the Entire Issued and To Be Issued Share Capital of Oxitec Limited, dated August 7, 2015, by and among Intrexon, the Sellers named therein, the Warrantors (as defined therein) and a subsidiary of Intrexon incorporated in England and Wales (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, Intrexon acquired all of the issued and to be issued outstanding share capital of Oxitec in exchange for aggregate consideration of (i) 1,359,343 shares of Intrexon common stock (the “Stock Consideration”) and (ii) $80.75 million in cash (the “Cash Consideration”). A portion of the Stock Consideration in the amount of 480,422 shares and a portion of the Cash Consideration in the amount of approximately $2.0 million, were withheld at the closing of the Acquisition (the “Closing”), and are issuable and payable, respectively, 18 months after the Closing, subject to reduction for satisfaction of claims for indemnification made by Intrexon under the Acquisition Agreement.

The foregoing descriptions of the Acquisition Agreement and the Acquisition do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Acquisition Agreement, which was filed as Exhibit 2.1 to Intrexon’s Current Report on Form 8-K filed on August 12, 2015 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 8, 2015, Intrexon issued a press release announcing the completion of the Acquisition described in Item 1.01 above. A copy of that press release is furnished as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Intrexon will file any financial statements and pro forma financial information required by this Item 9.01 by amendment not later than seventy-one calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement for the Acquisition of the Entire Issued and To Be Issued Share Capital of Oxitec Limited, dated August 7, 2015, by and among Intrexon Corporation, the Sellers named therein, the Warrantors (as defined therein) and 3729th Single Member Shelf Trading Company Limited (incorporated by reference to Exhibit 2.1 to Intrexon’s Current Report on Form 8-K, filed on August 12, 2015 with the Securities and Exchange Commission).

99.1	Press release of Intrexon Corporation issued on September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2015

INTREXON CORPORATION

/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement for the Acquisition of the Entire Issued and To Be Issued Share Capital of Oxitec Limited, dated August 7, 2015, by and among Intrexon Corporation, the Sellers named therein, the Warrantors (as defined therein) and 3729th Single Member Shelf Trading Company Limited (incorporated by reference to Exhibit 2.1 to Intrexon’s Current Report on Form 8-K, filed on August 12, 2015 with the Securities and Exchange Commission).

99.1	Press release of Intrexon Corporation issued on September 8, 2015.